UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2024

NI Holdings, Inc.

(Exact name of registrant as specified in its charter)

North Dakota	001-37973	81-2683619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 First Avenue North
Fargo, North Dakota

(Address of principal executive offices)

58102
(Zip code)

(701) 298-4200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NODK	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K filed by NI Holdings, Inc. (the “Company”) on August 15, 2024 (the “Original Form 8-K”), which disclosed, among other things, the departure of Michael J. Alexander as Chief Executive and the appointment of Cindy L. Launer, a member of the Company’s Board of Directors, as the Company’s Interim Chief Executive Officer effective August 26, 2024. At the time of the filing of the Original Form 8-K, the Company’s Board of Directors had not yet determined the terms of Ms. Launer’s compensation in connection with her appointment as Interim Chief Executive Officer. The Company is filing this Amendment to disclose (i) Ms. Launer’s compensation for her service as Interim Chief Executive Officer and (ii) the Company’s entry into an employment agreement with Ms. Launer. No other changes have been made to the Original Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported by the Company, on August 13, 2024, the Company appointed Cindy L. Launer, a member of the Company’s Board of Directors, as the Company’s Interim Chief Executive Officer, effective August 26, 2024. On August 20, 2024, the Company’s Board of Directors determined that Ms. Launer will receive a salary of $100,000 per month, beginning September 1, 2024, for as long as she serves as Interim Chief Executive Officer. During her service as Interim Chief Executive Officer, Ms. Launer will not receive compensation for her service as a member of the Board of Directors.

In connection with her appointment, the Company and Ms. Launer entered into an employment agreement dated August 26, 2024, providing for the Company’s at-will employment of Ms. Launer as Interim Chief Executive Officer, with a salary equal to $100,000 per month. The foregoing summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Employment Agreement dated August 26, 2024, between the Company and Cindy L. Launer.
99.1	Press Release dated August 15, 2024 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed on August 15, 2024).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NI Holdings, Inc.

Date: August 26, 2024	By:	/s/ Seth C. Daggett
Seth C. Daggett
Chief Financial Officer